UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 28, 2015

BIOAMBER INC.

(Exact name of registrant as specified in charter)

Delaware	001-35905	98-0601045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1250 Rene Levesque West, Suite 4310 Montreal, Quebec, Canada H3B 4W8		3850 Lane North, Suite 180 Plymouth, Minnesota 55447
(Address of principal executive offices)

Registrant’s telephone number, including area code (514) 844-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 28, 2015, Euronext Paris S.A. (“Euronext”) announced that its board of directors had approved a request by BioAmber Inc. (the “Company”) to delist. The Company elected to delist from the Euronext due to the absence of trading of its securities on the exchange and the associated costs.  The delisting on Euronext has no impact on the Company’s New York Stock Exchange listing, where it will continue to trade under the symbol BIOA. The Company’s last day of trading on Euronext will be December 30, 2015 and the delisting will be effective December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2015	BIOAMBER INC.

	By:	/s/Jean-François Huc
Jean-François Huc
President, Chief Executive Officer and Director